SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2003

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99 NEWS RELEASE M & T BANK CORPORATION

M&T Bank Corporation (“M&T”) hereby amends the following item of its Current Report on Form 8-K dated January 10, 2003. The purpose of this amendment is to include as an exhibit the definitive news release announcing M&T’s results of operations for the fiscal year ending December 31, 2002. The news release filed herewith supersedes and replaces the news release originally included as Exhibit 99 to M&T’s Current Report on Form 8-K dated January 10, 2003 and is identical to the news release issued by M&T on January 10, 2003.

Item 7. Financial Statements and Exhibits.

     The following exhibit is filed as a part of this report and is hereby incorporated by reference :

Exhibit No.

99	News Release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: January 28, 2003	By:	/s/ Michael P. Pinto

Michael P. Pinto
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99	News Release. Filed herewith.